                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     TCW CONVERTIBLE SECURITIES FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                          [LOGO OF TCW APPEARS HERE]

                     TCW CONVERTIBLE SECURITIES FUND, INC.
                           865 South Figueroa Street
                         Los Angeles, California 90017

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    To be held on Wednesday, July 19, 2000

  Notice is hereby given that the annual meeting of shareholders of TCW Convertible Securities Fund, Inc. (the "Fund") will be held at The Wilshire Grand Hotel & Centre, 930 Wilshire Boulevard, Los Angeles, California 90017, at 1:30 P.M., Pacific Daylight Time, to consider and vote on the following matters:

  1. Election of eight directors to hold office until the next annual election of directors;

  2. Ratification of the selection of Deloitte & Touche, LLP as independent auditors for the Fund; and

  3. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

  May 26, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock of record at the close of business on that date will be entitled to vote.

                                          By Order of the Board of Directors

                                          PHILIP K. HOLL
                                          Secretary

June 5, 2000


 It is requested that you promptly execute the enclosed proxy and return it in the enclosed envelope thus enabling the Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                     TCW CONVERTIBLE SECURITIES FUND, INC.
                           865 South Figueroa Street
                         Los Angeles, California 90017

                                PROXY STATEMENT

  The accompanying proxy is solicited by the Board of Directors of TCW Convertible Securities Fund, Inc. (the "Fund") in connection with the annual meeting of shareholders to be held on Wednesday, July 19, 2000 at 1:30 P.M., Pacific Daylight Time. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a later proxy, by voting in person, or by letter to the Secretary of the Fund. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications thereon. Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of TCW Investment Management Company, the Fund's investment adviser (the "Adviser") or The Bank of New York, the Fund's transfer agent. The cost of solicitation of proxies will be borne by the Fund, which will reimburse banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund. This Proxy Statement was first mailed to shareholders on or about June 9, 2000.

  The Fund's Common Stock is the only class of outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the meeting has been fixed at the close of business on May 26, 2000, and each shareholder of record at that time is entitled to cast one vote for each share of Common Stock registered in his or her name. At May 26, 2000, 42,196,924 shares of Common Stock were outstanding and entitled to be voted. The Fund's Common Stock does not have cumulative voting rights. At
May 26, 2000, as far as known to the Fund, no person owned beneficially more than 5% of the outstanding Common Stock of the Fund.

                     1. ELECTION OF THE BOARD OF DIRECTORS

  At the meeting, eight directors are to be elected to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the eight nominees named below. The following schedule sets forth certain information regarding each nominee for election as director.

                            Principal Occupation
                           During Past Five Years                     Shares
   Name and Position        and Directorship of           Director Beneficially
     with the Fund            Public Companies        Age  Since     Owned(1)
   -----------------       ----------------------     --- -------- ------------
 Ernest O. Ellison*     Vice Chairman of the Board,    69   1987      37,279
 President and Director The TCW Group, Inc.;Vice
                        Chairman of the Board and
                        Chairman, Investment Policy
                        Committee, Trust Company of
                        the West; and Chairman,
                        Investment Policy Committee
                        of the Adviser and TCW
                        Asset Management Company.

                           Principal Occupation
                          During Past Five Years                      Shares
  Name and Position        and Directorship of            Director Beneficially
    with the Fund            Public Companies         Age  Since     Owned(1)
  -----------------       ----------------------      --- -------- ------------
 John C. Argue        Former Senior Partner and of     68   1997       1,500
 Director             Counsel, Argue Pearson
                      Harbison & Myers; director,
                      Apex Mortgage Capital, Inc.,
                      Avery Dennison Corporation,
                      Nationwide Health Properties,
                      Inc. and TCW Galileo Funds,
                      Inc. He is Chairman of the
                      Rose Hills Foundation, the
                      Amateur Athletic Foundation
                      and the University of
                      Southern California Board of
                      Trustees.

 Norman Barker, Jr.   Former Chairman of the Board,    77   1987       3,225
 Director(2)          First Interstate Bank of
                      California and Vice Chairman
                      of the Board, First
                      Interstate Bancorp; director,
                      ICN Pharmaceuticals, Inc.,
                      TCW Galileo Funds, Inc., and
                      Bank Plus Corp.

 Richard W. Call      Former President, The Seaver     75   1987      12,243
 Director(2)          Institute (a private
                      foundation); director, TCW
                      Galileo Funds, Inc. and The
                      Seaver Institute. Mr. Call is
                      currently involved in
                      investment in emerging market
                      countries.

 Coleman W. Morton    Private investor; formerly       80   1987     226,000
 Director             Member of the Advisory Board
                      and President and director,
                      The Investment Company of
                      America.

 Charles A. Parker    Former director and Executive    65   1988       2,073
 Director             Vice President, The
                      Continental Corporation;
                      Former Chairman and Chief
                      Executive Officer,
                      Continental Asset Management
                      Corporation; director, Horace
                      Mann Educators Corp.,
                      trustee, the Burridge Center
                      for Research in Security
                      Prices (University of
                      Colorado).

 Lawrence J. Sheehan* Of Counsel to, and Partner       67   1987       8,000
 Director             (1968 to 1994) of, the law
                      firm of O'Melveny & Myers,
                      legal counsel to the Fund and
                      the Adviser; director, Source
                      Capital, Inc., FPA Capital
                      Fund, Inc., FPA New Income
                      Fund, Inc. and FPA Perennial
                      Fund, Inc.

 Robert G. Sims*      Private Investor; director,      69   1991       3,600
 Director(2)          The TCW Group, Inc.

--------
 * Directors who are or may be deemed to be "interested persons" to the Fund as defined in the Investment Company Act of 1940, as amended (the "Act"). Mr. Ellison is an officer of the Fund and a shareholder and director of The TCW Group, Inc., the parent corporation of the Adviser. Mr. Sims is a director of the Fund and is a shareholder of and has served as a director of the parent corporation to the Adviser during the past two years. Mr. Sheehan is Of Counsel to, and a former partner of, legal counsel to the Fund and the Adviser.

(1) Direct voting and investment power as of April 28, 2000, except as otherwise noted in this footnote. Shares held by Mr. Ellison include 12,000 shares for which he holds voting and investment power as a custodian for a minor and trustee of a charitable trust. Shares held by Mr. Morton represent 226,000 shares for which he holds voting and investment power as trustee of four trusts of which he is also beneficiary. All officers and directors of the Fund as a group owned, as of April 28, 2000, beneficially less than 1% of the outstanding shares of its Common Stock. The column in the above table also does not include approximately 192,989 shares of Common Stock which are owned by the Adviser and its affiliates.

(2) Member of the Audit Committee of the Board of Directors.

  All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate.

  The Board of Directors has not designated a nominating committee of the Board. The Board of Directors has designated the members identified by footnote (2) to the preceding table as the Audit Committee of the Board. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the Act. The Audit Committee also reviews compliance with the Fund's Code of Ethics by the executive officers, Directors and investment personnel of the Adviser.
Mr. Sims, who is considered an "interested person" of the Fund under the Act by reason of being a director of the parent of the Adviser has been determined by the Board of Directors to be independent from management and the Fund. The Fund's Board of Directors determined that this relationship will not interfere with Mr. Sims' exercise of business judgment. Among the factors considered by the Board of Directors were the remoteness of the affiliation, Mr. Sims' previous Audit Committee experience and his financial literacy. The Audit Committee held three meeting during the last fiscal year.

  During 1999, the Board of Directors held five meetings. Each nominee then in office attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) if a member of the Audit Committee, the total number of meetings held by such Committee.

  The Fund pays each Independent Director an annual fee of $7,500 plus a per meeting fee of $750 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Fund.

  The following table illustrates the compensation paid to the Fund's independent directors (the "Independent Directors") by the Fund for the fiscal year ended December 31, 1999.

                                                          Aggregate Compensation
     Name of Independent Director                             From the Fund
     ----------------------------                         ----------------------
     John C. Argue.......................................        $11,250
     Norman Barker, Jr. .................................         12,750
     Richard W. Call.....................................         12,750
     Coleman W. Morton...................................         11,250
     Charles A. Parker...................................         11,250

  The following table illustrates the compensation paid to Fund's Independent Directors for the calendar year ended December 31, 1999 by the TCW Galileo Funds, Inc. in the case of Messrs. Argue, Barker and Call, as well as from the Fund. The TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Investment Management Company, also serves as its investment adviser.

                                                                     Total Cash
                                                                    Compensation
                                                                    from the TCW
                                                 For Service as       Galileo
                                             Director and Committee Funds, Inc.
   Name of Independent Director                Member of the Fund   and the Fund
   ----------------------------              ---------------------- ------------
   John C. Argue............................        $11,250           $51,750
   Norman Barker, Jr........................         12,750            53,250
   Richard W. Call..........................         12,750            53,250

  The following information relates to the executive officers of the Fund who are not directors of the Fund. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. Several of such officers own common stock of The TCW Group, Inc., the parent corporation of the Adviser.

 Name and Position                  Principal Occupation                Officer
  with the Fund                    During Past Five Years           Age  Since
 -----------------                 ----------------------           --- -------
 Alvin R. Albe, Jr.        Executive Vice President and director,    46  1998
 Senior Vice President     Trust Company of the West and TCW
                           Asset Management Company; President
                           and director, the Adviser and TCW
                           Galileo Funds, Inc.; Executive Vice
                           President, The TCW Group, Inc.

 Kevin Hunter              Managing Director, Trust Company of       41  1992
 Senior Vice President     the West, TCW Asset Management
                           Company, and the Adviser.

 Thomas E. Larkin, Jr.     Vice Chairman, The TCW Group, Inc.,       60  1989
 Senior Vice President     Trust Company of West, TCW Asset
                           Management Company and the Adviser;
                           Vice Chairman of TCW Galileo Funds,
                           Inc.

 Hilary G. D. Lord         Managing Director, Chief Compliance       43  1988
 Senior Vice President and Officer and Assistant Secretary, Trust
 Assistant Secretary       Company of the West, TCW Asset
                           Management Company, and the Adviser;
                           Assistant Secretary, TCW Galileo
                           Funds, Inc.

 Thomas D. Lyon            Managing Director, Trust Company of       41  1998
 Senior Vice President     the West, TCW Asset Management Company
                           and the Adviser. Prior to joining TCW
                           in 1997, Mr. Lyon was a Vice President
                           and a Portfolio Manager with
                           Transamerica Investment Services.

 Michael E. Cahill         Managing Director, General Counsel and    49  1992
 General Counsel and       Secretary, Trust Company of the West,
 Assistant Secretary       TCW Asset Management Company, the
                           Adviser and The TCW Group, Inc. Mr.
                           Cahill is also Secretary of Apex
                           Mortgage Capital, Inc.

 Name and Position              Principal Occupation                    Officer
   with the Fund               During Past Five Years               Age  Since
 -----------------             ----------------------               --- -------
 Philip K. Holl    Senior Vice President, Associate General          50  1994
 Secretary         Counsel and Assistant Secretary, Trust Company
                   of the West, TCW Asset Management Company and
                   the Adviser; Secretary, TCW Galileo Funds,
                   Inc.; Assistant Secretary, Apex Mortgage
                   Capital, Inc.

 Peter C. DiBona   Senior Vice President, Trust Company of the       41  1998
                   West, TCW Asset Management Company and the
                   Adviser; Treasurer, TCW Galileo Funds, Inc.

           2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

  Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not interested persons of the Fund as that term is defined in the Act) of the firm of Deloitte & Touche LLP ("Deloitte") as independent auditors for the Fund for the fiscal year ending December 31, 2000. The engagement of such independent auditors is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Representatives of Deloitte are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

Voting Requirements

  For purposes of this Annual Meeting of Shareholders, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the meeting even if the proxy is accompanied by instructions to withhold authority ("non-votes") or is marked with an abstention. Assuming a quorum is present, the following rules will apply to each item contained in this Proxy Statement:

  (a) Item 1--Election of Directors. The affirmative votes of a plurality of the votes cast at the meeting are required to elect each of the directors.

  (b) Item 2--Selection of Auditors. The approval of a majority of the votes cast at the meeting is required for the ratification of the selection of independent auditors.

  Based on the Fund's interpretation of Maryland law, it is the policy of the Fund that abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

Other Information

   Investment Adviser: TCW Investment Management Company, 865 South Figueroa
                       Street, Los Angeles, California 90017.
   Administrator:      Investors Bank & Trust Company, 200 Clarendon Street,
                       Boston, Massachusetts 02116.

                               3. OTHER MATTERS

  The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Shareholder Proposals

  The date by which any shareholder proposal intended to be presented at the next annual meeting must be received by the Company for inclusion in the Fund's proxy statement and form of proxy relating to that meeting is February 28, 2001.

Adjournment

  In the event that sufficient votes in favor of the proposals set forth in this Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

                                          By Order of the Board of Directors

                                          PHILIP K. HOLL
                                          Secretary

June 5, 2000


 Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.



 A copy of the Fund's Annual Report for the year ended December 31, 1999 is available without charge upon request by writing the Fund at 865 South Figueroa Street, Los Angeles, California 90017 or telephoning it at 1-877-829-4768.

                     TCW Convertible Securities Fund, Inc.
                                   P R O X Y

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at an Annual Meeting of Shareholders to be held at The Wilshire Grand Hotel, 930 Wilshire Boulevard, Los Angeles, California 90017, on Wednesday, July 19, 2000, at 1:30 P.M., Pacific Daylight Time.

     The undersigned hereby appoints Alvin R. Albe, Jr., Ernest O. Ellison and Philip K. Holl and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments thereof, all shares of common stock of TCW Convertible Securities Fund, Inc. held of record by the undersigned on the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion.

     Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of the directors named in the Proposal 1 and FOR Proposal 2.

                       (Continued and to be signed and dated on the other side.)

                              TCW CONVERTIBLE SECURITIES FUND, INC.
                              P.O. BOX 11459
                              NEW YORK, N.Y. 10203-0459

-------------------



-------------------

(1)  Election of Directors            FOR all nominees          WITHHOLD AUTHORITY to vote      *EXCEPTIONS
                                       listed below  [X]  for all nominees listed below  [X]        [X]

Nominees: Ernest O. Ellison, John C. Argue, Norman Barker, Jr., Richard W. Call, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan, Robert G. Sims

(Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions
           _____________________________________________________________________



(2) Proposal to ratify the selection of Deloitte & Touche LLP as the Fund's Independent auditors.


     FOR [X]        AGAINST  [X]     ABSTAIN  [X]

(3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     Change of Address and/or Comments
     Mark Here
                  [X]

     Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title.

    Dated ___________________________, 2000

    ______________________________________________
    Sign here exactly as name(s) appear(s) on left

    _______________________________________
    Votes must be indicated
    (X) in Black or Blue ink. [X]

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.